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                                                                     Exhibit 23


                            CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference into Registration Statement No. 333-44150 of CYNET, Inc. on Form S-8 of our report dated March 30, 2001, on our audits of the financial statements of CYNET, Inc. as of December 31, 2000 and for each of the two years then ended, included in this Annual Report on Form 10KSB of CYNET, Inc.


MANN FRANKFORT STEIN & LIPP, CPAs, L.L.P.


Houston, Texas
March 30, 2001